UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2022

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On April 26, 2022, Escalade, Incorporated (“Escalade” or the “Company”) held its Annual Meeting of Stockholders for which Escalade’s Board of Directors (the “Board”) solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year and the approval, by non-binding vote, of the compensation of named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the nominees presented for election include current directors, Richard F. Baalmann, Jr., Patrick J. Griffin, Edward E. Williams, Walter P. Glazer, Jr., Katherine F. Franklin, and Anita Sehgal. Each individual elected will serve a one year term, expiring at the 2023 Annual Meeting or until their successors are elected and qualified. The results of the voting in the election of directors are as follows:

Number of Votes

Director Nominee	For	Withheld
Walter P. Glazer, Jr.	7,683,621	35,615
Katherine F. Franklin	7,534,021	185,215
Edward E. Williams	7,545,030	174,206
Richard F. Baalmann, Jr.	7,545,662	173,574
Patrick J. Griffin	7,582,706	136,530
Anita Sehgal	7,708,669	10,567

Therefore, Messrs. Glazer, Williams, Baalmann, and Griffin and Mses. Franklin and Sehgal were elected to the Board. There were 4,783,556 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year, the Company’s stockholders ratified such appointment by a vote of 12,456,074 shares FOR, 41,052 shares AGAINST, and 5,666 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 6,852,601 shares FOR, 797,058 shares AGAINST, and 69,577 shares ABSTAINED. There were 4,783,556 broker non-votes. Therefore, the compensation for our named executive officers was approved, by non-binding vote.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description

99.1	Press release dated April 26, 2022
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2022	ESCALADE, INCORPORATED

	By:	/s/ STEPHEN R. WAWRIN

Stephen R. Wawrin, Vice President and Chief Financial Officer

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